EXHIBIT 10.3

IINTERCREDITOR AND SUBORDINATION AGREEMENT

August 6, 2025

To:	ATW Digital Asset Opportunities VII LLC ONE PENN
1 Pennsylvania Plaza, 48th Floor New York, NY 10119
Attention: Operations@atwpartners.com and Notice@atwpartners.com

In order to induce you to make and continue to make certain loans and extend credit to Cosmos Health Inc., a Nevada corporation (the “Company” and together with any other Person who from time to time becomes an obligor or borrower under the Notes (as defined in the Securities Purchase Agreement defined below) or a guarantor thereof (collectively, the “Obligors” and each individually, an “Obligor”), pursuant to (a) that certain Securities Purchase Agreement among the Company and the investors party thereto from time to time (the “Buyers”) dated as of the date hereof (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Securities Purchase Agreement”), and (b) that certain Security and Pledge Agreement, made by the Company and the other grantors party thereto from time to time (together with the Company, collectively, the “Grantors” and each individually, a “Grantor”) in favor of ATW Digital Asset Opportunities VII LLC, in its capacity as collateral agent for the Buyers (in such capacity, together with its successors and assigns in such capacity, “Agent”), dated as of the date hereof (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Senior Security Agreement” and together with the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), collectively, the “Senior Debt Documents” and each individually a “Senior Debt Document”), M2B Funding Corp., a Florida corporation (“Subordinated Lender” or the “undersigned”) hereby agrees with Agent, on its own behalf itself and on the behalf of the Buyers, as follows:

1. Any terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

2. The term “Subordinated Debt” means any and all indebtedness, liabilities and obligations of Obligors, or any of them, to the undersigned, direct or indirect, joint or several, existing or future, including, without limitation, all indebtedness, Subordinated PIK Interest Payments (as defined below), obligations and liabilities owing to the undersigned by Obligors, or any of them, pursuant to (a) each of Notes (as defined in, and issued pursuant to, the Subordinated Debt Purchase Agreement defined below) made by the Company in favor of Subordinated Lender (collectively, the “Subordinated Notes”), (b) that certain Securities Purchase Agreement, dated as of June 9, 2025, by and among the Company, the Purchasers party thereto (including the Subordinated Lender and the other the holders of the Subordinated Debt from time to time, under the Subordinated Debt Documents, collectively, the “Subordinated Purchasers”) (the “Subordinated Debt Purchase Agreement”), (c) that certain Security Agreement dated as of June 9, 2025 by the Company in favor of the Subordinated Lender (the “Subordinated Debt Security Agreement”), and (d) any other documents, instruments or agreements among the undersigned and Obligors, or any of them, (together with the Subordinated Notes, the Subordinated Debt Purchase Agreement and the Subordinated Debt Security Agreement, collectively, the “Subordinated Debt Documents” and each individually a “Subordinated Debt Document”). The term “Senior Debt” shall mean any and all Obligations (as defined in the Senior Security Agreement) and other indebtedness of Obligors, or any of them, to the Buyers under the Senior Debt Documents, including all indebtedness, liabilities and obligations of every kind, nature and description owing by Obligors, or any of them, to Buyers and/or any of their affiliates including, without limitation, principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Senior Debt Documents or otherwise, whether now existing or hereafter arising, whether arising before, during or after the term of the Senior Debt Documents or after the commencement of any case with respect to Obligors, or any of them, under the United States Bankruptcy Code or any similar statute (including, without limitation, any interest, charges, fees and expenses accruing after the commencement of any such proceeding whether or not a claim for such interest is allowed or allowable), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by any Buyer including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of any Buyer in the obligations of Obligors, or any of them, to others, assumption, operation of law, subrogation or otherwise and shall also include all amounts chargeable to Obligors, or any of them, under the Senior Debt Documents or in connection with any of the foregoing. “Payment in Full of Senior Debt” means the indefeasible payment in full in cash of all Senior Debt and the termination or expiration of all commitments of any Buyer to make loans and otherwise extend credit under the Senior Debt Documents.

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3. (a) The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Agreement. Subject to Section 3(b) of this Agreement, prior to the Payment in Full of Senior Debt, no payment of any kind (by voluntary payment, prepayment, setoff, redemption or otherwise) of any portion of the Subordinated Debt may be made by Obligors, or any of them, or received or accepted by the undersigned at any time without Agent’s prior written consent;

(b) Notwithstanding the foregoing, the Obligors may make, and the Subordinated Lender may receive, payments in respect of the Subordinated Debt comprised of (i) all Subordinated PIK Interest Payments owing by Obligors to Subordinated Lender, (ii) regularly scheduled payments of interest so long as no Event of Default has occurred and is continuing under the Senior Debt Documents or would result immediately after giving effect to such payment and (iii) payments and prepayments of principal in respect of the Subordinated Debt so long as (A) no Event of Default has occurred and is continuing under the Senior Debt Documents or would result immediately after giving effect to such payment and (B) such payment is made solely using the proceeds of an ATM Offering in an amount not to exceed 30% of the proceeds of the related ATM Offering. Upon Agent’s request, the Company shall deliver to Agent a certificate in form and substance satisfactory to Agent certifying as to the items described in the foregoing proviso with such substantiating documentation and calculations as Agent may reasonably request. “Subordinated PIK Interest Payments” means payments-in-kind of accrued and unpaid interest on the Subordinated Notes in amounts equal to the accrued and unpaid interest due on the Subordinated Notes as provided for in the Subordinated Notes as in effect on the date hereof.

4. Any payments on the Subordinated Debt received by Subordinated Lender in contravention of the terms of this Agreement or at any time that Subordinated Lender is in violation of his undertakings or obligations under this Agreement shall be held in trust for Agent and the Buyers, and Subordinated Lender will promptly turn over any such payments to Agent, without further notice or demand, in the form received, with any necessary endorsement, to be applied to the Senior Debt in accordance with the Senior Debt Documents. In the event that any trust expressed to be created by this Section 4 is not enforceable, Subordinated Lender will promptly pay any amount held under this Section 4 to Agent for the benefit of the Buyers in accordance with the terms of this Agreement.

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5. (a) The Senior Debt is secured by a Lien on the Collateral (hereinafter, the “Senior Collateral”).

(b) The Subordinated Debt is secured by a subordinated junior Lien on the Senior Collateral.

(c) Subordinated Lender agrees, for the benefit of Agent and Buyers, that notwithstanding (i) anything to the contrary contained in the Subordinated Debt Documents or any mortgage, pledge, assignment or security agreement among Obligors, or any of them, and Subordinated Lender; and (ii) anything to the contrary contained in any provision of any applicable law or any Senior Debt Document, the Subordinated Debt Documents or any other circumstance whatsoever; Agent’s security interests, mortgages, Liens and any other security arrangements with respect to the Senior Collateral, together with any insurance proceeds, condemnation awards and foreclosure proceeds, are senior and prior in operation and effect to any security interests, mortgages, Liens or other security arrangements of Subordinated Lender with respect to the Senior Collateral.

(d) The priority of Liens and security interests set forth in this Section 5 shall apply and control, irrespective of: (i) the time, order or method of attachment or perfection of security interests or recordation of Liens; (ii) the time or order of filings of financing statements or recording of mortgages or any other recordings of filings; (iii) the giving of, or failure to give, notice of the acquisition or expected acquisition of purchase money or other security interests; and (iv) any failure by Agent to perfect its Lien in the Senior Collateral, or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of Agen’s Lien.

(e) Until the Payment in Full of Senior Debt, (i) Agent shall have the sole and exclusive right to control, administer, account for, enforce and otherwise deal with the Senior Collateral and to determine the manner of every sale or other disposition of the Senior Collateral upon enforcement of any Lien thereon or the enforcement of any other right or remedy with respect thereto, (ii) Agent shall have the exclusive right without notice to, or the consent of, Subordinated Lender, to adjust and settle any insurance claim with respect to any item or aspect of the Senior Collateral, and to determine whether to apply insurance proceeds to the repair, restoration, or replacement of the affected Senior Collateral or to the repayment of the Senior Debt, and (iii) Subordinated Lender hereby waives any equitable rights Subordinated Lender may have in respect of marshaling, in connection with any release of all or any portion of the Senior Collateral by Agent, to require the separate sale of any portion of the Senior Collateral, or to require Agent to exhaust its remedies against any portion of the Senior Collateral, or any combination of any portion of the Senior Collateral, before proceeding against any other portion of the Senior Collateral.

(f) After the date hereof, there shall be no Lien, and Subordinated Lender shall not have any right to create any Lien on any property of any Obligor to secure the Subordinated Debt if such property is not subject to, or does not first become subject to, a Lien securing the Senior Debt except to the extent that Agent has first consented in writing to the grant of such additional Liens and such additional Liens are first granted to Agent on a first priority basis. Any such additional Liens in favor of the Subordinated Lender shall be subordinate to the same extent as all other Liens in favor of the Subordinated Lender are subordinated to the Liens in favor of Agent. If, notwithstanding the foregoing, the Subordinated Lender shall acquire or hold any Lien on any property of any Obligor securing the Subordinated Debt, which property is not Senior Collateral and subject to Agent’s first priority Lien, then the Subordinated Lender, upon demand by Agent, shall either (i) release such Lien, or (ii) assign it to Agent as security for the Senior Debt. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to Agent, the Subordinated Lender agrees that any amounts received by or distributed to the Subordinated Lender shall be subject to Section 4 above.

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(g) In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the relief or liquidation, dissolution or other winding up of any Obligor, or their properties (a “Proceeding”), if Agent desires to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to Obligors, or any of them, under the Bankruptcy Code or to consent (or not object) to the provision of such financing by a third party (any such financing, whether provided by Agent, any Buyer or a third party, a “DIP Financing”), then Subordinated Lender agrees that (i) Subordinated Lender will be deemed to have consented to, will raise no objection to, nor support any other person objecting to, the use of such cash collateral or to such DIP Financing and/or any Liens to be provided in connection therewith, (ii) Subordinated Lender will not provide, participate in, or join any other person in any manner in providing DIP Financing or take any Lien, assignment or transfer of any Lien securing a DIP Financing, (iii) Subordinated Lender will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing and/or any Liens to be provided in connection therewith, (iv) Subordinated Lender will subordinate (and will be deemed hereunder to have subordinated) its Liens securing the Subordinated Debt (A) in the case of any DIP Financing provided by any third party, to such DIP Financing and to the Liens securing any such third party DIP Financing on the same terms as Agent’s Liens on the Senior Collateral are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) in the case of any DIP Financing provided by Agent, to such DIP Financing and to the Liens securing the DIP Financing provided by Agent, (C) to any adequate protection provided to Agent and (D) to any “carve-out” agreed to by Agent, and (v) notice received one (1) Business Day prior to the entry of an order approving such usage of cash collateral or DIP Financing shall be adequate notice.

(h) Subordinated Lender will not request or accept adequate protection or any other relief in connection with the use of cash collateral or DIP Financing and/or any Liens to be provided in connection therewith.

(i) Subordinated Lender agrees that it will not object, contest or support any other person objecting to or contesting, the payment of interest, fees, expenses or other amounts to Agent under Sections 506(b) or 506(c) of the Bankruptcy Code or otherwise.

(j) Subordinated Lender will not, in any Proceeding oppose any sale or disposition of any assets of any Obligor that is supported by Agent, and Subordinated Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by Agent and to have released its Liens on such assets.

(k) Notwithstanding anything to the contrary contained herein, Subordinated Lender agrees that, in the event that any Senior Collateral or other property of any Obligor that is subject to the security interests, Liens, mortgages or other security arrangements of Subordinated Lender is sold, transferred, conveyed or otherwise disposed of (i) as permitted under the Senior Debt Documents (including the exercise of Agent’s rights and remedies thereunder or under any Senior Debt Document) or (ii) with respect to any sale, transfer, conveyance or other disposition that is otherwise consented to by Agent, Subordinated Lender shall release all rights to and interests in such property, and such property shall be transferred free and clear of all Liens and security interests in favor of Subordinated Lender. Subordinated Lender shall execute such termination and release documents as Agent may request to effectuate the terms hereof and hereby irrevocably appoints Agent (coupled with an interest) as Subordinated Lender’s attorney in fact to execute such termination and release documents in accordance with the terms of this Agreement.

(l) Until the Payment in Full of Senior Debt, Subordinated Lender agrees that it shall not seek relief from the automatic stay or from any other stay in any Proceeding in respect of the Senior Collateral, without the prior written consent of Agent.

(m) In any Proceeding, Subordinated Lender shall not, in its capacity as a Subordinated Lender, support or vote in favor of any plan of reorganization (and it shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all Senior Debt or (ii) is approved by Agent.

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(n) Each of the parties hereto irrevocably acknowledges and agrees that (i) the claims and interests of Agent, on the one hand, and Subordinated Lender, on the other hand, are not “substantially similar” within the meaning of Section 1122 of the Bankruptcy Code, or any comparable provision of any other bankruptcy law, (ii) the grants of the Liens to secure the Senior Debt and the grants of the Liens to secure the Subordinated Debt constitute two separate and distinct grants of Liens, (iii) Agent’s rights in the Senior Collateral are fundamentally different from Subordinated Lender’s subordinated rights in the Senior Collateral, and (iv) as a result of the foregoing, among other things, the Senior Debt and the Subordinated Debt must be separately classified in any plan of reorganization proposed or adopted in any Proceeding.

6. Prior to the Payment in Full of Senior Debt, the undersigned shall not take any action or proceeding of any kind against Obligors, or any of them, to enforce any judgment or other Lien against all or any part of the Subordinated Debt nor shall the undersigned exercise any put or mandatory redemption options under the Subordinated Debt Documents.

7. The undersigned will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the perfection, priority, validity or effectiveness of the Liens and security interests granted to Agent under and in connection with the Senior Debt Documents and the other documents, instruments and agreements entered into in connection therewith.

8. Except as otherwise provided in Section 9 below, the undersigned will not commence any action or proceeding of any kind against any Obligor to recover all or any part of the Subordinated Debt not paid when due and shall not join with any creditor in bringing any proceeding against any Obligor under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, prior to the Payment in Full of Senior Debt.

9. In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the relief or liquidation, dissolution or other winding up of any Obligor or any of their respective properties (including, without limitation, any such proceeding under the United States Bankruptcy Code (the “Bankruptcy Code”), the undersigned will at the request of Agent file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations, if any, of Obligors in respect of the Subordinated Debt and will hold in trust for Buyers and pay over to Agent in the form received, to be applied against the Senior Debt as determined by Agent, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, prior to the Payment in Full of Senior Debt. Agent may, as attorney- in-fact for the undersigned, take such action (in Agent’s discretion but without any duty or obligation to do so) on behalf of the undersigned and the undersigned hereby irrevocably appoints Agent as attorney-in-fact for the undersigned, to demand, sue for, collect, and receive any and all such money, dividends or other assets and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Agent’s name or in the name of the undersigned as Agent may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Agent such other and further powers of attorney or other instruments as Agent may request in order to accomplish the foregoing.

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10. Agent may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Agent’s rights, or any of the obligations of the undersigned hereunder:

(a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, waive nonperformance by Obligors, or any of them, of or amend, alter, supplement or replace any Senior Debt Document or any agreements related thereto, in any manner or enter into or amend in any manner any other agreement relating to the Senior Debt.

(b) Sell, exchange, release or otherwise enforce Agent’s rights against or deal with all or any part of the Collateral or any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

(c) Release or compromise claims against any Obligor or any other party liable in any manner for the payment or collection of the Senior Debt;

(d) Exercise or refrain from exercising any rights against any Obligor or others (including the undersigned) or exercise rights against any Obligor, any of their property or any other party at any time and in any order; and

(e) Apply any sums paid by any party to the Senior Debt in any manner or order as determined by Agent.

11. The undersigned will advise each future Subordinated Purchaser of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned to any other Person, and the undersigned will not transfer or assign, except to Agent, any part of the Subordinated Debt or any instrument evidencing the same prior to the Payment in Full of Senior Debt. Upon Agent’s request, the undersigned will, in the case of any Subordinated Debt which is not evidenced by any instrument, cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing Subordinated Debt a legend in such form as Agent may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the Payment in Full of Senior Debt. The undersigned further agrees not to modify or permit the modification of any terms of the Subordinated Debt or otherwise modify the Subordinated Debt Documents in any manner.

12. By its execution hereof, the Subordinated Lender hereby:

(a) consents to (i) the execution and delivery of the Senior Debt Documents by the Obligors, (ii) the incurrence of the Senior Debt by the Obligors in accordance with the terms of the Senior Debt Documents, (iii) the granting of Liens by the Obligors in the Collateral as contemplated by the Senior Debt Documents and (iv) the use of proceeds of the Purchase Price of the Notes by the Obligors as contemplated by the Senior Debt Documents;

(b) waives Obligors’ compliance with the requirements of (i) Section 1.3(b) of the Subordinated Notes as such Section may apply to the proceeds of any Senior Note and (ii) any other similar provision set forth in the Subordinated Debt Documents which would require the proceeds of Senior Debt to be used to pay or prepay the Subordinated Debt; and

(c) waives Obligors’ compliance with the requirements of (i) Section 3.1(d) of the Subordinated Notes as such Section may apply to the proceeds of any Senior Note and (ii) any other similar provision set forth in the Subordinated Debt Documents which would require the Company to provide the Subordinated Lender with advance notice of such financing and an opportunity to convert equity interests of the Company in advance of such financing.

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13. If the undersigned violates any of the terms of this Agreement, in addition to any remedies at law, in equity or otherwise, Agent may restrain such violation in any court of law or equity and may interpose this Agreement as a defense in any action by the undersigned.

14. This Agreement is solely for the benefit of the parties hereto and their permitted successors and assigns, and no debtor in possession, bankruptcy trustee or any other person or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce this Agreement.

15. This Agreement represents the final, entire and complete agreement between the undersigned and Agent and supersedes all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES THAT ARE NOT SET FORTH IN THIS AGREEMENT OR THE SENIOR DEBT DOCUMENTS. This Agreement may not be amended or modified except in a writing executed by the undersigned and Agent.

16. The undersigned represents and warrants that it has the requisite power and authority to enter into this Agreement and that neither the execution or delivery of this Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of its assets is now subject.

17. This Agreement may be assigned by Agent in connection with any assignment or transfer of any portion of the Senior Debt.

18. This Agreement shall automatically terminate upon the Payment in Full of Senior Debt.

19. This Agreement shall be binding upon the undersigned and his representatives, successors and assigns.

20. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective, during and after the commencement of a Proceeding.

21. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

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22. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE UNDERSIGNED HEREBY ACCEPTS FOR HIMSELF AND IN RESPECT OF HIS PROPERTY, GENERALLY AND UNCONDITIONALLY IN CONNECTION WITH ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING, THE JURISDICTION OF THE AFOREMENTIONED COURTS. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

23. Any notices which any party may give to another hereunder shall be given to such party in the manner and by the methods provided for under Section 9(f) of the Securities Purchase Agreement and (i) to the address set forth in such Section, in the case of any notice given to Agent, and (ii) to the respective addresses set forth on the signature pages below, in the case of any notice given to any of the undersigned.

24. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Agreement may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Intercreditor and Subordination Agreement on the date first written above.

SUBORDINATED LENDER:

M2B FUNDING CORP.

By:
Name:	Daniel Kordash
Title:	President

[Signature Page to Intercreditor and Subordination Agreement]

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Approved:

ATW DIGITAL ASSET OPPORTUNITIES VII LLC,
as Agent

By:
Name:
Title:

[Signature Page to Intercreditor and Subordination Agreement]

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OBLIGORS’ CONSENT

Each Obligor hereby consents to the foregoing Intercreditor and Subordination Agreement (and the terms thereof) and agree to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by each of them, and specifically agree not to make any payments contrary to the terms of said Agreement. A breach of any of the terms and conditions of this consent shall constitute an “Event of Default” under the Notes (as defined in the Securities Purchase Agreement). No Obligor shall issue any Subordinated Debt to any other Subordinated Purchaser under the Subordinated Purchase Agreement unless such Subordinated Purchaser first agrees to be bound by the terms of the foregoing Intercreditor and Subordination Agreement.

COSMOS HEALTH INC.

By:
Name:	Grigorios Siokas
Title:	CEO

[Signature Page to Consent to Intercreditor and Subordination Agreement]

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